For additional information, contact:
Mark Fusler Director of Financial Reporting and Investor Relations investor_relations@cavco.com
News Release	Phone: 602-256-6263 On the Internet: www.cavco.com
FOR IMMEDIATE RELEASE
CAVCO INDUSTRIES PROVIDES BUSINESS UPDATE ON CORONAVIRUS (COVID-19) PANDEMIC
PHOENIX, March 30, 2020 - Cavco Industries, Inc. (Nasdaq: CVCO) today provided a business and operations update regarding the novel coronavirus COVID-19 ("COVID-19") pandemic. The Company is taking actions to minimize exposure and transmission risks while continuing to serve its customers, support its suppliers and maintain a safe work environment for its employees.
As more state and local jurisdictions enact "shelter in place" or "stay at home" orders, the Company has been carefully evaluating each individual directive to determine the appropriate course of action. Based on current guidance from the Department of Homeland Security, housing construction operations are considered essential and can remain in operation during the COVID-19 pandemic. While it is not mandatory for state and local jurisdictions to follow this federal guidance, many state and local jurisdiction restrictive orders provide exceptions for sectors or industries designated to be an essential business, including residential home building.
The Company has continued to operate substantially all of its homebuilding and retail sales facilities while working to follow the COVID-19 health guidelines. In addition to health and regulatory guidelines, the Company is sensitive to the variety of factors that are involved in decisions to operate at each location, including the perspectives of employees, local communities, suppliers, retail distributors, and of course, our homebuyers.
Bill Boor, President and Chief Executive Officer said, "We believe that the Company is well positioned to execute during these uncertain times. We can adjust our production levels on a daily basis, as dictated by the evolving circumstances. We entered the current quarter with a healthy home order backlog and a strong cash position. As a result, during this challenging period, we are focusing on the responsibilities we have to our employees, customers, suppliers and communities."
The Company has instituted a task force to make ongoing operating decisions and direct implementation of recommendations from the Centers for Disease Control, the World Health Organization and other health authorities. The Company's manufacturing operations are generally producing homes at lower rates of production in order to operate in accordance with the added health-related guidelines. Employee policies have been adjusted accordingly to accommodate the needs of our people. Where possible, work-from-home options are in place while also allowing for workplace flexibility as needed. The Company has also suspended non-critical business travel.
Home sales order activity is being assessed on an ongoing basis. While not currently quantifiable, the Company is receiving fewer home orders from its independent distribution channels and Company-owned retail stores than would be typically expected during the spring selling period. While Company-owned stores and most independently owned sales locations are open for business, customer traffic is understandably declining. At the request of some retailers, certain home orders included in the Company's backlog, but for which construction has not begun, have been paused and others have been canceled. The Company cannot predict the impact on housing demand or the continuation of operations at each location due to the COVID-19 situation. Generally, our wholesale customers have been positive about continuing the process of delivering homes and supportive of our efforts to continue production to meet housing needs.

The Company continues to closely communicate with its suppliers and monitor supply chain risks. The Company's primary suppliers are domestic. The ability for suppliers to fulfill orders on behalf of the Company on pre-existing terms are dependent upon their particular circumstances including those related to the COVID-19 pandemic. Some suppliers have reduced operations and others have closed temporarily with stated plans to re-open. While the Company is adjusting to maintain supplies, as needed, some factory operations have been adversely affected and could experience further disruption. Because supply disruptions can emerge quickly, contingency plans are in place to minimize them.
Financial and Insurance service operations continue to operate as well, largely through the implementation of work-from-home solutions. This includes accepting and processing new applications as well as servicing home loans and insurance policies. The Company is complying with all state and federal regulations regarding foreclosures and is assisting customers in need due to the COVID-19 pandemic.
Mr. Boor went on to say, "I'm extremely proud of how people across the Company are demonstrating a great deal of creativity, flexibility and commitment as we continue the important work of providing affordable housing, while at the same time we are rising to the challenge of implementing necessary health practices."
About Cavco
Cavco Industries, Inc., headquartered in Phoenix, Arizona, designs and produces factory-built housing products primarily distributed through a network of independent and Company-owned retailers. The Company is one of the largest producers of manufactured homes in the United States, based on reported wholesale shipments, marketed under a variety of brand names including Cavco, Fleetwood, Palm Harbor, Fairmont, Friendship, Chariot Eagle, Lexington and Destiny. The Company is also a leading producer of park model RVs, vacation cabins and systems-built commercial structures, as well as modular homes. Cavco's finance subsidiary, CountryPlace Mortgage, is an approved Fannie Mae and Freddie Mac seller/servicer and a Ginnie Mae mortgage-backed securities issuer that offers conforming mortgages, non-conforming mortgages and home-only loans to purchasers of factory-built homes. Our insurance subsidiary, Standard Casualty, provides property and casualty insurance to owners of manufactured homes.
Risk Factor Update1
The impact of local or national emergencies, including the COVID-19 pandemic, can adversely affect our financial results, conditions and prospects
Severe weather conditions, natural disasters, hostilities and social unrest, terrorist activities, health epidemics or pandemics or other local or national emergencies can adversely affect consumer spending and confidence levels and supply availability and costs, as well as the local operations in impacted markets, all of which can affect our financial results, condition and prospects. The Company's sales of affordable homes is largely dependent on the ability of consumers to obtain financing for the purchase of a home. Consumer financing is dependent on a number of economic factors, including the employment status of borrowers, which may be adversely affected by local or national emergencies. Consumer confidence is also an important factor to support home purchases and is also subject to the adverse effects of an emergency situation. The Company's products are produced in a manner that is considered labor-intensive and requires a consistent and available workforce which may be adversely affected by a large scale decline in public health conditions or other emergencies. As it relates to the COVID-19 pandemic, the Company's primary suppliers are domestic, while also depending on materials originating from China. The ability for suppliers to fulfill orders on behalf of the Company on pre-existing terms are dependent upon their particular circumstances, including those related to the COVID-19 pandemic. The magnitude of the COVID-19 pandemic, including the extent of any impact on Cavco's business, financial position, results of operations or liquidity, which could be material, cannot be reasonably estimated at this time because of the rapid development and fluidity of the situation. It will depend on the duration of the pandemic, its geographic spread, potential business disruptions and the overall impact on the national economy and consumer behavior.
1 This risk factor is intended to be an update to the Risk Factors found in our 10-K filed on May 28, 2019.

Forward-Looking Statements
Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the manufactured housing and site-built housing industries; our financial performance and operating results; and the expected effect of certain risks and uncertainties on our business, financial condition and results of operations. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: the impact of local or national emergencies, including the COVID-19 pandemic; our ability to successfully integrate past acquisitions or future acquisitions and the ability to attain the anticipated benefits of such acquisitions; the risk that any past or future acquisition may adversely impact our liquidity; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; information technology failures or cyber incidents; curtailment of available financing from home-only lenders; availability of wholesale financing and limited floor plan lenders; our participation in certain wholesale and retail financing programs for the purchase of our products by industry distributors and consumers, which may expose us to additional risk of credit loss; significant warranty and construction defect claims; our contingent repurchase obligations related to wholesale financing; market forces and housing demand fluctuations; net losses were incurred in certain prior periods and our ability to generate income in the future; a write-off of all or part of our goodwill; the cyclical and seasonal nature of our business; limitations on our ability to raise capital; competition; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; labor shortages and the pricing and availability of raw materials; unfavorable zoning ordinances; loss of any of our executive officers; organizational document provisions delaying or making a change in control more difficult; volatility of stock price; general deterioration in economic conditions and turmoil in the credit markets; governmental and regulatory disruption, including federal government shutdowns; extensive regulation affecting manufactured housing; potential financial impact on the Company from the subpoenas we received from the SEC, including the risk of potential litigation or regulatory action, and costs and expenses arising from the SEC subpoenas and the events described in or covered by the SEC subpoenas, which include the Company's indemnification obligations and insurance costs regarding such matters, and potential reputational damage that the Company may suffer; and losses not covered by our director and officer insurance may be large, adversely impacting financial performance; together with all of the other risks described in our filings with the Securities and Exchange Commission. Readers are specifically referred to the Risk Factors described in Item 1A of the 2019 Form 10-K, as may be amended from time to time, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Investors should not place undue reliance on any such forward-looking statements.